QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.15

Tetra Tech, Inc.

2002 Stock Option Plan

  1. Purpose.

    The purpose of the Tetra Tech, Inc. 2002 Stock Option Plan ("Plan") is to promote the interests of Tetra Tech, Inc. ("Company") and its stockholders by enabling the Company to offer Participants an opportunity to acquire an equity interest in the Company so as to better attract, retain, and reward its employees, directors (excluding nonemployee directors) and other persons providing services to the Company and, accordingly, to strengthen the mutuality of interests between Participants and the Company's stockholders by providing Participants with a proprietary interest in pursuing the Company's long-term growth and financial success.

  2. Definitions.

    For purposes of this Plan, the following terms shall have the meanings set forth below.

      (a) "Board" means the Board of Directors of Tetra Tech, Inc.

      (b) "Code" means the Internal Revenue Code of 1986, and the applicable regulations thereunder. Reference to any specific section of the Code shall be deemed to be a reference to any successor provision.

      (c) "Committee" means the committee appointed by the Board, if any, to administer this Plan as permitted by Section 5 below or, if no such committee is appointed, the Board.

      (d) "Common Stock" means the common stock of the Company or any security issued in substitution, exchange, or in lieu thereof.

      (e) "Company" means Tetra Tech, Inc., a Delaware corporation, or any successor corporation. Except where the context indicates otherwise, the term "Company" shall include its Subsidiaries.

      (f)  "Disabled" means permanent and total disability, as defined in Code Section 22(e)(3).

      (g) "Exchange Act" means the Securities Exchange Act of 1934.

      (h) "Fair Market Value" of Common Stock for any day shall be determined in accordance with the following rules.

         (i) If the Common Stock is admitted to trading or listed on a national securities exchange, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices on that day regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

        (ii) If not listed or admitted to trading on any national securities exchange, the last sale price regular way on that day reported on the Nasdaq National Market ("Nasdaq National Market") of the Nasdaq Stock Market ("NSM") or, if no such reported sale takes place on that day, the average of the closing bid and ask prices regular way on that day.

        (iii) If not traded or listed on a national securities exchange or included in the Nasdaq National Market, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the average of the closing bid and ask prices regular way on that day reported by the NSM, or any comparable system on that day.

        (iv) If the Common Stock is not included in (i), (ii) or (iii) above, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the closing bid and ask prices regular way on that day as furnished by any member of the National Association of Securities Dealers, Inc. ("NASD") selected from time to time by the Company for that purpose.

If the national securities exchange, Nasdaq National Market, NSM or NASD as applicable, are closed on such date, the "Fair Market Value" shall be determined as of the last preceding day on which the Common Stock was traded or for which bid and ask prices are available. In the case of an Incentive Stock Option, "Fair Market Value" shall be determined without reference to any restriction other than one that, by its terms, will never lapse.

      (i)  "Incentive Stock Option" means an option to purchase Common Stock that is an incentive stock option within the meaning of Code Section 422.

      (j)  "Insider" means a person who is subject to Section 16 of the Exchange Act.

      (k) "Non-Qualified Stock Option" means any option to purchase Common Stock that is not an Incentive Stock Option.

      (l)  "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

      (m) "Participant" means a person who was been granted an Option under the Plan.

      (n) "Plan" means this Tetra Tech, Inc. 2002 Stock Option Plan, as it may be amended from time to time.

      (o) "Severance" means, with respect to a Participant, the termination of the Participant's provision of services to the Company as an employee or independent contractor, whether by reason of death, disability, or any other reason. For purposes of determining the exercisability of an Incentive Stock Option, a Participant who is on a leave of absence that exceeds ninety (90) days will be considered to have incurred a Severance on the ninety-first (91st) day of the leave of absence, unless the Participant's rights to reemployment are guaranteed by statute or contract. However, a Participant will not be considered to have incurred a Severance because of a transfer of employment between the Company and a Subsidiary (or vice versa).

      (p) "Subsidiary" means any corporation or entity in which Tetra Tech, Inc., directly or indirectly, controls fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, as determined in accordance with the rules of Code Section 424(f).

      (q) "Ten Percent Shareholder" means any person who owns (after taking into account the constructive ownership rules of Code Section 424(d)) more than ten percent (10%) of the stock of the Tetra Tech, Inc. or of any of its Subsidiaries.

  3. Eligibility.

    All employees (including employee directors) and other persons providing bona fide services to the Company or any Subsidiary are eligible to receive Options under this Plan. However, Incentive Stock Options may only be granted to employees of the Company or of a Subsidiary.

  4. Substitute Options.

    In the event the Company acquires another entity, the Committee may authorize the issuance of Options ("Substitute Options") to employees and other persons in substitution of stock options previously granted to them in connection with their performance of services for such acquired entity upon such terms and conditions as the Committee shall determine but which shall not be contrary to applicable law, taking into account the limitations of Code Section 424(a) in the case of any Substitute Option that is intended to be an Incentive Stock Option.

  5. Administration.

      (a) This Plan shall be administered by a Committee consisting of two or more members of the Board appointed by the Board. The Board may remove members from, or add members to, the Committee at any time. To the extent possible and advisable, the Committee shall be composed of individuals who satisfy Rule 16b-3 under the Exchange Act and Code Section 162(m). Notwithstanding anything herein to the contrary, any action which may be taken by the Committee may also be taken by the Board.

      (b) The Committee may conduct its meetings in person or by telephone. A majority of the members of the Committee shall constitute a quorum, and any action shall constitute the action of the Committee if it is authorized by:

         (i) A majority of the members present at any meeting conducted in accordance with the Company's bylaws; or

        (ii) The unanimous consent of all of the members in writing without a meeting.

      (c) The Committee is authorized to interpret this Plan and to adopt rules and procedures relating to the administration of this Plan. All actions of the Committee in connection with the interpretation and administration of this Plan shall be binding upon all parties.

      (d) Subject to the limitations set forth below, the Committee is expressly authorized to make such modifications to this Plan and the Options granted hereunder as are necessary to effectuate the intent of this Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants, the Company and the Plan.

      (e) The Committee may delegate its responsibilities to others under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to the granting of Options to Insiders if that would cause such grants to fail to satisfy Rule 16b-3 under the Exchange Act or Code Section 162(m).

  6. Effective Date.

    This Plan shall be effective on December 19, 2001, provided it is approved by the holders of a majority of the Common Stock, at the Company's 2002 Annual Meeting. If the Plan is not approved by the stockholders at that meeting, the Plan and all Options issued under the Plan will terminate. The approval by the stockholders must relate to:

      (a) The class of individuals who are entitled to receive Incentive Stock Options; and

      (b) The maximum number of shares of Common Stock that may be issued under the Plan, except as adjusted pursuant to Section 13 of this Plan.

    If either of those items is changed, the approval of the stockholders must again be obtained.

  7. Termination of Plan.

    This Plan shall terminate on December 18, 2011, except with respect to Options then outstanding. However, the Board may elect to terminate the Plan on a prior date. The termination of this Plan shall not adversely affect the rights of any Participant with respect to any Option outstanding as of the time of such termination.

  8. Shares Subject to this Plan.

      (a) The maximum number of shares of Common Stock which may be issued pursuant to this Plan shall be Four Million (4,000,000). Upon the expiration or termination of an outstanding

  Option which shall not have been exercised in full, the shares of Common Stock remaining unissued under the Option shall again become available for use under the Plan.

      (b) The maximum number of shares of Common Stock that may be issuable pursuant to Options granted during any calendar year to any Participant is two hundred thousand (200,000) shares. For purposes of determining the maximum number of shares that may be issued to a single Participant, shares subject to a terminated Option shall be considered outstanding.

      (c) In the event a Participant pays part or all of the exercise price of an Option by surrendering shares of Common Stock that the Participant previously acquired, only the number of shares issuable to the Participant in excess of those surrendered shall be taken into account for purposes of determining the maximum number of shares that may be issued under the Plan, both as to that Participant and in the aggregate (to all Participants).

  9. Form of Options.

      (a) Options shall be granted under this Plan on such terms and in such form as the Committee may approve, which shall not be inconsistent with the provisions of this Plan, but which need not be the same for each such grant. Options may be either Nonqualified Stock Options or Incentive Stock Options.

      (b) The terms and conditions of each Option shall include, in addition to such other terms and conditions as may be established by the Committee, (i) the per share exercise price of such Option in accordance with subparagraph (c) below, (ii) the termination date of such Option, and (iii) the effect on such Option of the Participant's Severance. Subject to all other provisions of this Plan, each Option shall become exercisable (i) as to one-fourth (1/4) of the full number of shares subject thereto one year after the date of grant and (ii) as to the balance in thirty-six (36) equal cumulative monthly installments following such first anniversary date, or in such other installments and at such other intervals as the Board or the Committee may in any specific case otherwise determine in granting such Option. Any Option shall be exercisable following the date of the Participant's Severance only to the extent (if at all) such Option was exercisable on the date of Severance.

      (c) The exercise price per share of Common Stock purchasable under an Option shall be set forth in the Option, which in all cases shall be at least equal to the Fair Market Value of the Common Stock on the date of the grant. The exercise price of an Incentive Stock Option granted to a Ten Percent Shareholder shall be no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the grant.

      (d) Any Option which is intended, as evidenced by its designation, as an Incentive Stock Option shall be made subject to such terms and conditions as may be required for such Option to qualify as an Incentive Stock Option. Incentive Stock Options granted under this Plan shall also include a requirement that the Participant receiving such Incentive Stock Option must notify the Company if he or she disposes of Common Stock acquired pursuant to the exercise thereof prior to the expiration of the holding periods prescribed in Section 422(a)(1) of the Code.

      (e) If an Option is intended to be exempt from the million dollar ($1,000,000) compensation deduction limitation of Code Section 162(m), in addition to the exercise price requirement of subparagraph (c), the grant must be made by a committee composed exclusively of two (2) or more "outside directors" as that term is defined under Code Section 162(m).

  10. Modification of Options.

      (a) The Committee may modify any existing Option as it deems appropriate. Such authority shall include, without limitation, the right to accelerate the right to exercise any Option, extend or renew any Option, and modify any restrictions with respect to any Option. However, in no event will the exercise price of any outstanding Option be reduced or repriced (as determined under applicable accounting standards), including any repricing effected by issuing replacement stock options for outstanding stock options that have an exercise price greater than the Fair Market Value of the Common Stock, without first obtaining stockholder approval.

      (b) No modification may be made to any Option that would adversely affect the rights of the Participant holding the Option without the Participant's consent. Further, no such modification may be made within taking into consideration any consequences under Code Section 162(m).

      (c) In the event the Committee amends the terms of an Option so that it no longer qualifies as an Incentive Stock Option, the limitations imposed upon the Option under the Code and the Plan by virtue of it (formerly) qualifying as an Incentive Stock Option shall no longer apply, to the extent specified in the amendment.

      (d) Whether a modification of an existing Incentive Stock Option will be treated as the issuance of a new Incentive Stock Option will be determined in accordance with the rules of Code Section 424(h). Whether a modification of an existing Option granted to an Insider will be treated as a new grant for purposes of Section 16 of the Exchange Act will be determined in accordance with Rule 16b-3 under the Exchange Act.

  11. Termination of Options.

    Except to the extent the terms of an Option require its prior termination, each Option shall terminate on the earliest of the following dates:

      (a) The date which is ten (10) years from the date on which the Option is granted or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder.

      (b) The date which is one (1) year from the date of the Severance of the Participant to whom the Option was granted, if the Participant was Disabled at the time of Severance.

      (c) The date which is one (1) year from the date of the Severance of the Participant to whom the Option was granted, if the Participant's death occurs:

         (i) While the Participant is employed by the Company; or

        (ii) Within three (3) months following the Participant's Severance.

      (d) In the case of any Severance other than one described in subparagraphs (b) or (c) above, the date that is three (3) months from the date of the Participant's Severance.

  12. Non-transferability of Options.

    No Option under this Plan shall be assignable or transferable except by will or the laws of descent and distribution.

  13. Adjustments

      (a) In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, recapitalization, combination, or reclassification), the Committee shall authorize such adjustments as it may deem appropriate with respect to:

         (i) The maximum number of shares of Common Stock that may be issued under this Plan;

        (ii) The number of shares of Common Stock covered by each outstanding Option;

        (iii) The exercise price per share in respect of each outstanding Option; and

        (iv) The maximum number of shares that may be issued to a single individual.

      (b) The Committee may also make such adjustments in the event of a spin-off or other distribution of Company assets to stockholders, other than normal cash dividends.

  14. Change in Control.

    In connection with any merger or consolidation of the Company with or into another entity in which the Company is not the surviving corporation or as a result of which the Common Stock ceases or will cease to be publicly traded, the Committee may, but shall not be required to, authorize the termination of all outstanding Options upon the consummation of such merger or consolidation. However, as a condition to such termination, all restrictions on the exercisability of such Options (i.e., vesting provisions) shall be eliminated and the holders thereof shall be given at least twenty (20) days prior to such termination to exercise their Options without regard to any such restrictions.

  15. Amendment and Termination.

      (a) The Board may at any time amend or terminate this Plan. However, no modification may be made to the Plan that would impair the rights of the Participant holding an Option without the Participant's consent.

      (b) Without the approval of the holders of a majority of the Common Stock, the Board may not amend the provisions of this Plan for the purpose of:

         (i) Modifying the class of individuals entitled to receive Options;

        (ii) Increasing the maximum number of shares of Common Stock that may be issued under the Plan, except as provided in Section 13 of this Plan; or

        (iii) Materially increasing the benefits which accrue to Participants under this Plan.

  16. Withholding.

      (a) The Company shall have the right to take such actions as may be necessary to satisfy its tax withholding obligations relating to the operation of this Plan.

      (b) If Common Stock that was surrendered by the Participant is used to satisfy the Company's tax withholding obligations, the stock shall be valued based on its Fair Market Value when the tax withholding is required to be made. The maximum number of shares that may be withheld is the minimum number of shares necessary to satisfy the applicable tax withholding rules.

  17. Additional Rights.

      (a) Neither the adoption of this Plan nor the granting (or exercise) of any Option shall:

         (i) Affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law;

        (ii) Confer upon any Participant the right to continue performing services for the Company; or

        (iii) Interfere in any way with the right of the Company to terminate the services of any Participant at any time, with or without cause, subject to such other contractual obligations as may exist.

      (b) No Participant shall have any rights as a stockholder with respect to any shares covered by an Option granted to the Participant until the date a certificate for such shares has been issued to the Participant following the exercise of the Option.

  18. Securities Law Restrictions.

      (a) No shares of Common Stock shall be issued under this Plan unless the Committee shall be satisfied that the issuance will be in compliance with applicable federal and state securities laws, as well as the requirements of any stock exchange or quotation system upon which the Common Stock is listed or quoted.

      (b) The Committee may require certain investment (or other) representations and undertakings by the Participant (or other person exercising an Option by reason of the death of the Participant) in order to comply with applicable law.

      (c) Certificates for shares of Common Stock delivered under this Plan may be subject to such restrictions as the Committee may deem advisable. The Committee may cause a legend to be placed on the certificates to refer to these restrictions.

  19. Indemnification.

      (a) To the maximum extent permitted by law, the Company shall indemnify each member of the Board, as well as any other employee of the Company with duties under this Plan, against expenses (including any amount paid in settlement) reasonably incurred by the individual in connection with any claims against him or her by reason of the performance of the individual's duties under this Plan, unless the losses are due to the individual's gross negligence or lack of good faith.

      (b) The Company will have the right to select counsel and to control the prosecution or defense of the suit.

      (c) In the event that more than one person who is entitled to indemnification is subject to the same claim, all such persons shall be represented by a single counsel, unless such counsel advises the Company in writing that he or she cannot represent all such persons under applicable rules of professional responsibility.

      (d) The Company will not be required to indemnify any person for any amount incurred through any settlement unless the Company consents in writing to the settlement.

  20. Governing Law. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

QuickLinks

Exhibit 10.15
Tetra Tech, Inc. 2002 Stock Option Plan